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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 29, 2002



                               USA NETWORKS, INC.
               (Exact name of Registrant as specified in charter)





         Delaware                      0-20570                    59-2712887
(State or other jurisdiction       (Commission File             (IRS Employer
       of incorporation)                Number)              Identification No.)




               152 West 57th Street, New York, NY              10019
            (Address of principal executive offices)         (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 314-7300



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On January 29, 2002, the Registrant issued a press release announcing its results for the quarter ended December 31, 2001. The full text of this press release, appearing in Exhibit 99.1 hereto, is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

         99.1   Press Release of USA Networks, Inc. dated January 29, 2002.
         99.2   Forward-Looking Financial Information.
         99.3   Supplemental Information.

ITEM 9.  REGULATION FD DISCLOSURE

         A copy of the Registrant's forward-looking financial information, appearing in Exhibit 99.2 hereto, and supplemental information, appearing in
Exhibit 99.3 hereto, are furnished pursuant to Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                USA NETWORKS, INC.


                                                By: /s/ JULIUS GENACHOWSKI
                                                    ----------------------------
                                                Name:  Julius Genachowski
                                                Title: Senior Vice President and
                                                       General Counsel

         Date: January 29, 2002


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                                  EXHIBIT INDEX



Exhibit   No.                                 Description

99.1                Press Release of USA Networks, Inc. dated January 29, 2002.

99.2                Forward-Looking Financial Information.

99.3                Supplemental Information.